UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006

Conolog Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	08-8174	22-1847286
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Columbia Road, Somerville, New Jersey	08876
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (908) 722-8081

n/a (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other events

On March 16, 2006, Nasdaq’s Staff notified Conolog Corporation (the “Company”) that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive business days as required by the Marketplace Rules of The Nasdaq Stock Market.

On August 23, 2006, the Company issued a press release announcing that pursuant to a letter dated, August 21, 2006, the Company had been notified by Nasdaq that the Company has regained compliance with Marketplace Rule 4310(c)(4). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated to this Report by reference.

ITEM 9.01 Financial Statements and Exhibits

 (c) Exhibits

99.1 Press Release Dated August 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOLOG CORPORATION

Dated: August 28, 2006	By:	/s/ Robert Benou
Robert Benou Chief Executive Officer

EXHIBIT INDEX

99.1   Press Release Dated August 23, 2006